UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 12, 2022

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH.BC	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS.BC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Notes Subscription Agreements, Indenture & Security Agreement

On August 12, 2022, UpHealth, Inc. (“UpHealth” or the “Company”) entered into convertible note subscription agreements (the “Subscription Agreements”), each dated August 12, 2022, with certain institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “2025 Notes Offering”) expected to close on August 18, 2022 (the “Closing Date”), $67,500,000 in aggregate principal amount of a new series of variable rate convertible senior secured notes due 2025 (the “2025 Notes”). The 2025 Notes are to be issued under an indenture to be entered into between the Company and Wilmington Trust, National Association, a national banking association (“Wilmington Trust”), in its capacity as trustee thereunder (the “Indenture”).

The 2025 Notes will be fully and unconditionally guaranteed on a senior secured basis (the “Guarantees”) by each of the Company’s subsidiaries, except for any foreign subsidiary, any foreign subsidiary holding company, any subsidiaries of any foreign subsidiary, and any subsidiary that is prohibited or restricted from providing a Guarantee or granting security by applicable law or any contractual obligation with non-affiliated third-parties existing on the issue date or at the time such subsidiary becomes a subsidiary and that was not implemented in contemplation of such subsidiary becoming a subsidiary in order to avoid granting a Guarantee or security (such subsidiaries providing Guarantees, the “Guarantors”); provided, however, that a Guarantor will include any domestic subsidiary that Guarantees any indebtedness of the Company. The 2025 Notes will be secured by a first-priority lien, subject only to certain permitted liens, in substantially all assets of the Company and the Guarantors, subject to customary exclusions, pursuant to a security and pledge agreement (the “Security Agreement”) to be entered into concurrently with the Indenture by and among the Company, the Guarantors, and Wilmington Trust as collateral agent on behalf of the holders of the Notes.

The 2025 Notes will (i) bear interest at a rate equal to the daily secured overnight financing rate (“SOFR”) plus 9.0% per annum, with a minimum rate of 10.5% per annum, payable quarterly in arrears, (ii) be convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a conversion price of $1.75 per share of Common Stock in accordance with the terms of the Indenture, and (iii) mature on December 15, 2025 (the “Maturity Date”).

Following certain corporate events that occur prior to the Maturity Date, the Company will, in certain circumstances, increase the conversion rate for a holder that elects to convert its 2025 Notes in connection with such a corporate event. In addition, in connection with such corporate events, the holders of the 2025 Notes may instead require the Company to repurchase for cash all or part of their 2025 Notes in principal amounts of $1,000 or an integral multiple thereof at a repurchase price that will be equal to 105% of the principal amount of the 2025 Notes to be repurchased, plus accrued and unpaid interest thereon, if any.

At any time when the aggregate Net Proceeds (as defined in the Indenture) to the Company and its subsidiaries from Asset Sales (as defined in the Indenture) exceed $15.0 million, the Company will make an offer (an “Asset Sale Offer”) to all holders of 2025 Notes to repurchase 2025 Notes for an aggregate amount of cash equal to 20.0% of such Net Proceeds (excluding, for the avoidance of doubt, any Net Proceeds previously applied to the repurchase of any 2025 Notes pursuant to any preceding Asset Sale Offer), at a repurchase price per 2025 Note equal to 100.0% of the principal amount thereof, plus accrued and unpaid interest, if any.

On or after June 16, 2024, the Company may redeem (an “Optional Redemption”) for cash all or any portion of the 2025 Notes at a redemption price equal to the Applicable Percentage (as defined in the Indenture) of the principal amount of such 2025 Notes, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date; provided, however, that if the Company elects to redeem fewer than all of the outstanding 2025 Notes, the Company must, in the case of each Optional Redemption, elect to redeem a minimum of $5.0 million in aggregate principal amount of 2025 Notes. The Company is not required to redeem or retire the 2025 Notes periodically.

The Indenture contains covenants that, among other things, limit the ability of the Company and its subsidiaries to, subject to customary and negotiated carveouts set forth therein: (i) incur additional indebtedness unless expressly subordinate to, and with a maturity date at least one year after, the 2025 Notes, guarantee indebtedness or issue redeemable equity; (ii) create certain senior or pari passu liens; (iii) pay dividends on, repurchase or make distributions on account of capital stock or make other restricted payments; (iv) make certain unpermitted investments; and (v) sell, transfer or otherwise convey certain assets.

The Company will be obligated to list the shares issuable upon conversion of the 2025 Notes by filing a Supplemental Listing Application with the New York Stock Exchange (the “NYSE”) as soon as practicable from the date hereof.

The obligations of each Investor to consummate the subscriptions provided for in the Subscription Agreements are conditioned upon, among other things, the Company not having entered into any subscription agreements with any other investors with a lower purchase price per $1,000 in principal amount of the 2025 Notes or other terms (economic or otherwise) more favorable to such other investors than as set forth in the Subscription Agreement, and the closing under the Subscription Agreements occurring concurrently with the closing under the Note Purchase Agreements (as defined below).

The foregoing description of the Subscription Agreements, the Indenture, the Security Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon forms of Subscription Agreement, Indenture and Security Agreement, copies of which are filed with this Current Report on Form 8-K (this “Current Report”) as Exhibits 10.1, 10.2 and 10.3, respectively, and the terms of which are incorporated herein by reference.

Notes Purchase Agreement

On August 12, 2022, concurrently and in connection with the 2025 Notes Offering, Oppenheimer & Co. Inc. (“OpCo”) commenced a private offer to purchase from the Investors, for the account of the Company, approximately $45,000,000 in aggregate principal amount of Company’s 6.25% convertible senior notes due 2026 (the “2026 Notes”) held by the Investors (the “2026 Notes Repurchase”, and, together with the 2025 Notes Offering, the issuance of the 2025 Notes and the other transactions contemplated thereby, the “Transactions”).

In connection with the 2026 Notes Repurchase, OpCo has entered into a note purchase agreement (the “Note Purchase Agreement”) with each Investor pursuant to which OpCo will purchase 2026 Notes from each Investor, concurrently with each Investor’s purchase of 2025 Notes in the 2025 Notes Offering. Each Investor will have the ability to sell $2.0 million in principal amount of 2026 Notes at 100% of par value for each $3.0 million in principal amount of 2025 Notes purchased in the 2025 Notes Offering.

The Company will use a portion of the net proceeds from the 2025 Notes Offering to fund the 2026 Notes Repurchase and to satisfy other obligations of the Company.

The foregoing description of the Note Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of Note Purchase Agreement, a copy of which is filed with this Current Report as Exhibit 10.4 and the terms of which are incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 15, 2022, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2022. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or filings under the Exchange Act regardless of any general incorporation language in such filings.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The 2025 Notes to be issued in connection with the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure

The Company will host a conference call to discuss its second quarter 2022 financial results on August 15, 2022, at 8:30 a.m. Eastern time.

On August 15, 2022, the Company issued a press release announcing the Transactions. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The information contained in, or incorporated into, this Item 7.01 of this Current Report, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is being disclosed pursuant to Regulation FD.

Please refer to Exhibits 99.1 and 99.2 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, the consummation and expected Closing Date of the Transactions, the successful listing of additional shares for issuance upon conversion of the 2025 Notes, UpHealth’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of UpHealth’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of UpHealth in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of the parties to consummate the Transactions on the Closing Date or at all, that the NYSE will approve UpHealth’s Supplemental Listing Application, the ability of UpHealth to service or otherwise pay its debt obligations, the mix of services utilized by UpHealth’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of UpHealth to expand what it does for existing customers as well as to add new customers, that UpHealth will have sufficient capital to operate as anticipated and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on UpHealth’s operations, the demand for UpHealth’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Item

10.1	Form of Subscription Agreement.

10.2	Form of Indenture (included as Exhibit A to Exhibit 10.1).

10.3	Form of Security Agreement (included as Exhibit B to Exhibit 10.2).

10.4	Form of Note Purchase Agreement.

99.1	Press Release, dated August 15, 2022, announcing second quarter 2022 financial results (furnished only).

99.2	Press Release, dated August 15, 2022, announcing $67.5 million convertible debt financing (furnished only).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2022

By:	/s/ Samuel J. Meckey
Name:	Samuel J. Meckey
Title:	Chief Executive Officer